SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

         Date of Report (Date of earliest event reported): April 4, 2007


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


     Tennessee                       0-5905                     62-0156300
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(State of                     (Commission File No.)          (IRS Employer
incorporation)                                               Identification No.)


               1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.
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                  On April 4, 2007, in connection  with the private  offering of
1.625% Convertible Senior Notes due 2014 (the "Notes") pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Chattem, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch & Co. (the "Initial Purchaser"), pursuant to which the Company agreed to sell, and the Initial Purchaser agreed to purchase, $85
million   aggregate   principal   amount  of  Notes  for  resale  to   qualified
institutional buyers as defined in, and in reliance on, Rule 144A under the Securities Act through the Initial Purchaser. The Purchase Agreement also granted to the Initial Purchaser an over-allotment option to purchase up to an additional $15 million aggregate principal amount of Notes. The Initial Purchaser subsequently exercised the over-allotment option in full, and, at a closing on April 11, 2007, the Initial Purchaser acquired $100 million aggregate principal amount of the Notes. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

                  On April 10, 2007, the Company entered into an agreement with Merrill Lynch International ("MLI") and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with MLI, the "Counterparties") confirming the terms and conditions of a convertible bond hedge transaction (the "Bond Hedge") with respect to $85 million principal amount of Notes and, in connection with the Initial Purchaser's exercise of the over-allotment option, $15 million principal amount of Notes effective April 4, 2007 and April 10, 2007, respectively. The Bond Hedge is designed to offset the Company's exposure to potential dilution upon conversion of the Notes through, at the Company's election, the delivery of either shares of the Company's common stock or cash to the Company upon settlement. The premium payable by the Company pursuant to the Bond Hedge was approximately $29.5 million.

                  In a separate transaction, the Company entered into a warrant transaction (the "Warrant Transaction") with the Counterparties pursuant to an agreement dated April 10, 2007 with respect to MLI's acquisition of warrants for the purchase of up to 1,161,245 shares and, in connection with the Initial Purchaser's exercise of the over-allotment option, up to an additional 204,926 shares of the Company's common stock effective April 4, 2007 and April 10, 2007, respectively. Under the terms of the Warrant Transaction, the warrants have an exercise price of $94.45 per share. The warrants become exercisable beginning on August 1, 2014 with settlement to be made through the delivery by the Company on a net share settlement basis of up to a maximum of 1,366,171 shares of its common stock. The premium to be received by the Company pursuant to the Warrant Transaction was approximately $17.4 million.

                  The Bond Hedge and the Warrant Transaction are separate transactions from the issuance of the Notes, are not part of the terms of the Notes and will not affect the holders' rights under the Notes. Holders of the Notes will not have any rights with respect to the Bond Hedge or the Warrant Transaction.

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Item 2.03.        Creation  of  a  Direct  Financial   Obligation  or  an
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                  Obligation  under  an  Off-Balance   Sheet  Arrangement  of  a
                  --------------------------------------------------------------
                  Registrant.
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                  The  disclosure in the first  paragraph of Item 3.02 hereof is incorporated in this Item 2.03.

Item 3.02.        Unregistered Sales of Equity Securities.
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                  Pursuant  to the  Purchase  Agreement  disclosed  in Item 1.01 above, the Company issued and sold to the Initial Purchaser $100 million aggregate principal amount of Notes on April 11, 2007 (after exercise by the Initial Purchaser of its over-allotment option). The net proceeds to the Company after deducting the Initial Purchaser's discount and estimated offering expenses are estimated to be approximately $97 million. Under the terms of the Notes, upon conversion, in lieu of shares of the Company's common stock, for each $1,000 principal amount of Notes a holder will receive an amount in cash equal to the lesser of (i) $1,000 or (ii) the conversion value determined in the manner set forth in the indenture governing the Notes. If the conversion value exceeds $1,000, the Company will also deliver, at its election, cash or common stock or a combination of cash and common stock with respect to the remaining conversion value. The Notes were issued by the Company to the Initial Purchaser in a private placement pursuant to Section 4(2) of the Securities Act for resale to qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act, through the Initial Purchaser.

                  Also as disclosed in Item 1.01 above, pursuant to the Warrant Transaction the Company has issued warrants to MLI to acquire shares of its common stock at an exercise price of $94.45 per share. The warrants become exercisable beginning in 2014 with settlement to be made through the delivery by the Company on a net share settlement basis of up to a maximum of 1,366,171 shares of its common stock. The premium payable by MLI to the Company was approximately $17.4 million. The warrants were issued by the Company to MLI in a private placement in reliance on Section 4(2) of the Securities Act.

Item 8.01.        Other Events.
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                  On  April  4,  2007,   the  Company  issued  a  press  release
announcing certain pricing and other information in connection with the offering of the Notes pursuant to Rule 135c under the Securities Act of 1933, as amended. As contemplated by the press release, the issuance of the Notes was consummated on April 11, 2007. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.
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                  (d) Exhibits.

                      10.1 Purchase Agreement, dated April 4, 2007, by and among Chattem, Inc. and the initial purchaser of the Notes.

                      99.1   Press Release dated April 4, 2007.


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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2007                        CHATTEM, INC.


                                      By:  /s/ Theodore K. Whitfield, Jr.
                                         ---------------------------------------
                                           Theodore K. Whitfield, Jr.
                                           Vice President, General Counsel and
                                              Secretary





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                                  EXHIBIT INDEX
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Exhibit No.       Exhibit Description
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10.1              Purchase Agreement, dated April 4, 2007, by and among Chattem,
                  Inc. and the initial purchaser of the Notes.

99.1              Press Release dated April 4, 2007.